                                                                   Exhibit 10.49

                               SECURITY AGREEMENT

         SECURITY AGREEMENT dated as of December 1, 1997 between Rotary Power International, Inc., a Delaware corporation having its principal place of business at 22 Passaic Street, Wood-Ridge, New Jersey 07075 (the "Debtor"), and Sentinel Trust Company ("Trustee"), as trustee for the holders of $ 10,000,000 aggregate maturing principal amount of 10.403% Bonds due December 15, 2007 ("Bonds") issued by Debtor pursuant to an Indenture of Trust dated as of December 1, 1997 between the Debtor and the Trustee (the "Indenture").

         WHEREAS, the Debtor has issued the Bonds to provide funds to, among other things, optionally redeem outstanding New Jersey Economic Development Authority Federally Taxable Revenue Bonds, Series 1992 (Rotary Power International, Inc. Project); and

         WHEREAS, the Debtor has agreed to pledge certain of the tangible assets now owned or hereafter acquired by it to the Trustee as security for the payment of the Principal or Redemption Price of the Bonds and any other amounts that may become due and payable under the Indenture.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. GRANT OF SECURITY INTEREST. (a) For value received, the Debtor hereby grants to the Trustee for the benefit of the Trustee and the holders from time to time of the Bonds ("Bondholders") (the Trustee and the Bondholders being referred to collectively as the "Secured Parties") in order to secure the payment when due, whether by acceleration or otherwise, of the Secured Obligations (as that term is defined below) a security interest in and assignment of, and agrees that the Trustee has and shall continue to have a lien on and security interest in and assignment of, any and all of the following property of Debtor, whenever acquired and wherever located (collectively referred to as the "Collateral"):

         (i) Any and all of Debtor's Tangibles (as that term is defined below); and

         (ii) The products, proceeds and accessions of Debtor's Tangibles.

         (b) The Debtor agrees that the Trustee has and shall continue to have a continuing fully perfected first priority lien on and security interest in all of the Collateral, except any portion of the Collateral which is encumbered by an existing lien and security interest as of the date hereof, as to which the Trustee shall have a subordinate lien and security interest.

         2. DEFINITIONS. (a) The term "Secured Obligations" as used herein shall mean the following:

         (i) Any and all obligations of the Debtor to the Trustee or the Bondholders pursuant to the Bonds or the Indenture, including, without limitation, the Debtor's obligations in respect of the payment of the Principal or Redemption Price of the Bonds and obligations owing to the Trustee under the Indenture; and

         (ii) Any and all other obligations to the Trustee hereunder.

         (b) The term "Tangibles" as used herein shall be deemed to mean "inventory" and "equipment" as defined in the Uniform Commercial Code as in effect in the State of New Jersey, including, without limitation, all of Debtor's right, title and interest in and to the equipment, machinery, fixtures, tools, work in process, inventory, furniture and other articles of personal property and all goods and tangible property now owned or hereafter acquired by the Debtor and all replacement or substitutions therefore; provided, however, that for all purposes of this Security Agreement, "Tangibles" shall not include
(i) the Company's interest in any intellectual property or other intangibles and
(ii) the assets listed in Schedule A attached hereto.

         (c) Terms used herein which are not expressly defined herein shall have the meanings ascribed to them in the Indenture, except that such terms which are defined in the Uniform Commercial Code as in effect in the State of New Jersey have the same meanings herein as in said Code.

         (d) As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association."

         3. RELEASE OF SECURITY INTEREST. (a) Upon the payment in full of the Secured Obligations, the Trustee's security interest in, and assignment of, the Collateral shall immediately terminate.

         (b) Upon the sale of inventory and finished products by the Company in the ordinary course of business, the lien on and security interest granted to the Trustee in such Collateral shall terminate.

         (c) In addition to the sales of Collateral contemplated by Section 3(b) hereof, upon the written consent of the Holders of at least a majority in Principal of the outstanding Bonds, the Company shall be permitted to sell all or a portion of the Collateral and use the proceeds from such sale to mandatorily redeem the Bonds in whole or in part pursuant to the provisions of the Bonds and the Indenture. Upon any such sale, the lien on and security interest granted to the Trustee in such Collateral shall immediately terminate.

         4. WARRANTIES, COVENANTS AND AGREEMENTS OF DEBTOR. Debtor warrants, covenants and agrees that:

         (a) Except for the security interests in the Collateral existing on the date hereof and the security interest granted hereby and except as permitted hereby and by the agreements under which the Secured Obligations are being incurred, Debtor is, and as to Collateral acquired after the date hereof Debtor shall and will be at the time of acquisition, the owner and holder of the Collateral free from any other adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person other than the Trustee and covenant that at all times the Collateral will be and remain free of all such other adverse claims, security interests, or other liens or encumbrances; Debtor has full power and lawful authority to sell, assign and transfer the Collateral to the Trustee and to grant to the Trustee a security interest therein as herein provided; the execution and delivery and the performance hereof are not in contravention of any charter or by-law provision or of any indenture, agreement or undertaking to which Debtor is a party or by which any Debtor or its property is bound; and Debtor will defend the Collateral against all claims and demands of all persons (other than those holding a security interest in the Collateral existing as of the date hereof) at any time claiming the same or any interest therein. Any officer, agent or representative acting for or on behalf of Debtor in connection with this Security Agreement or any aspect thereof, or entering into or executing this Security Agreement or any financing statement on behalf of Debtor, has been duly authorized so to do, and is fully empowered to act for and represent Debtor in connection with this Security Agreement and all matters related thereto or in connection therewith.

         (b) (i) Except with respect to security interests in the Collateral existing on the date hereof, Debtor has not heretofore signed any financing statement or security agreement which covers any of the Collateral, and no such financing statement or security agreement is now on file in any public office (other than any such statements or agreements, if any, that are permitted hereunder and under the agreements under which the Secured Obligations are being incurred)

         (ii) As long as any amount remains unpaid on any of the Secured Obligations, and except as expressly permitted by any such agreements, Debtor will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements existing on the date hereof or in favor of the Trustee hereunder.

         (iii) Debtor authorizes the Trustee to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by the Trustee covering the Collateral, and hereby appoints the Trustee as Debtor's attorney-in-fact to sign and file any such financing statements covering the Collateral. Any such financing statements shall be prepared by the Debtor at its sole cost and expense. Debtor will join the Trustee in executing such documents as the Debtor or its counsel may from time to time determine to be necessary or desirable to obtain or preserve the security interest of the Trustee in the Collateral under provisions of any applicable Uniform Commercial Code in effect where the Collateral is located or Debtor conducts business, and the Trustee shall be entitled to conclusively rely on an opinion of counsel to the Debtor provided pursuant to this section; without limiting the generality of the foregoing, Debtor agrees to join the Trustee in executing one or more financing or continuation statements necessary in order to obtain or preserve the Trustee's security interest in the Collateral, and to pay the costs of filing or recording the same, or of filing or recording this Security Agreement, in all public offices at any time and from time to time, whenever filing or recording of any such financing or continuation statement or of this Security Agreement is deemed by the Debtor or its counsel to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and the Trustee is hereby authorized to carry out and implement this agreement and understanding and Debtor hereby agrees to pay the costs thereof) that the Trustee may, at any time or times, file as a financing statement any counterpart, copy, or reproduction of this Security Agreement. Notwithstanding any other provision of this Security Agreement, the Trustee may, but is not obligated to, request that the Debtor execute and file any financing or continuation statement necessary in order to obtain or preserve the Trustee's security interest in the Collateral.

         (iv) On or prior to January 1 in any year in which any amount remains unpaid on any of the Secured Obligations, the Debtor shall deliver to the Trustee an Officer's Certificate stating whether any continuation statement is required to be filed during such year in any jurisdiction in which any Collateral is located in order to maintain the validity of the Trustee's security interest in such Collateral.

         (c) Except as otherwise required in the ordinary course of Debtor's business, Debtor's Tangibles shall remain in Debtor's possession and control at all times at Debtor's risk of loss, and are now kept and at all times shall be kept at the Debtor's principal place of business.

         (d) Subject to the provision of Section 4(c) above, Debtor will promptly notify the Trustee of any change in the locations of any Tangibles and of any new addresses or location where Tangibles are or may be kept, and Debtor will not remove the Tangibles, or any part thereof, from the addresses and locations described and specified above without the prior written consent of the Trustee. Debtor shall also promptly notify the Trustee of any change in Debtor's principal place of business.

         (e) Debtor further covenants and agrees that if any certificates of title or similar documents are at any time issued with respect to the Collateral, Debtor will promptly advise the Trustee thereof, and Debtor will promptly cause the interest of the Trustee to be properly noted thereon, and if any certificates of title or similar documents are so issued or outstanding at the time this Security Agreement is executed by or on behalf of Debtor, then Debtor shall have caused the interest of the Trustee so to have been properly noted at or before the time of such execution; and Debtor will further promptly deliver to the Trustee any such certificate of title or similar document.

         (f) Except as provided in Section 3 above, Debtor will not sell or offer to sell or otherwise transfer, encumber or dispose of the Collateral or any interest therein without the prior written consent of the Trustee.

         (g) Notwithstanding anything to the contrary contained herein, it is understood and agreed that if for any reason Tangibles are at any time kept or located at addresses or locations other than those specified herein or which may hereafter be consented to by the Trustee, the Trustee shall nevertheless have and retain a security interest therein.

         5. SPECIAL PROVISIONS - TANGIBLES. (a) Except as the Trustee may otherwise consent, any of Debtor's Tangibles in possession of persons other than Debtor must be represented by documents issued by the person in possession thereof, in form acceptable to the Trustee, which documents must, upon reasonable request of the

Trustee, be delivered to the Trustee and must be either negotiable documents issued in the name of Debtor or non-negotiable documents issued in the name of the Trustee or on which the security interest of the Trustee has been noted by the issuer thereof. Debtor warrants that all such documents will be genuine, valid and in all respects what they purport to be and that the Tangibles described therein will be identified fungible portions of an identified mass, and that said documents are and will be subject to no terms or conditions other than is noted therein or thereon or as otherwise set forth in this agreement.

         (b) At any time after any of the Secured Obligations shall become due, whether by acceleration or otherwise, and after the occurrence of an Event of Default and so long as such Event of Default shall be continuing, all proceeds of Debtor's Tangibles, whether cash proceeds or non-cash proceeds, shall be received and held by Debtor in trust for the Trustee, shall not be commingled with any other funds, accounts, monies or property of Debtor, and shall be promptly accounted for, paid over and delivered to the Trustee in the form as received by Debtor upon receipt thereof by Debtor.

         (c) Debtor will promptly report to the Trustee any occurrence or condition known to or which becomes known to the Debtor having any material adverse effect upon the value or condition of Debtor's Tangibles taken as a whole.

         6. FURTHER AGREEMENTS BETWEEN THE DEBTOR AND THE TRUSTEE.

         (a) Subject to the provisions of the Indenture, the Trustee shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which Debtor agrees, and undertakes to do at Debtor's expense, but the Trustee may do so in its discretion at any time after any of the Secured Obligations shall become due, whether by acceleration or otherwise, and after the occurrence of an Event of Default and so long as such Event of Default shall be continuing, and at such time the Trustee shall have the right to take any steps by judicial process or otherwise as it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All expenses (including, without limitation, attorneys' fees and expenses) incurred or paid by the Trustee in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by Debtor or reimbursed by Debtor and any proceeds received by the Trustee as a result of any such actions in collecting, enforcing or protecting the Collateral shall be held by the Trustee without liability for interest thereon and may be applied by the Trustee as the Trustee may deem appropriate toward payment of any of the Secured Obligations secured hereby in such order or manner as the Trustee may elect.

         (b) In the event the Trustee shall pay any such taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the rights of the Trustee hereunder, Debtor shall pay to the Trustee the full amount thereof with interest at the highest rate permitted by law; and so long as the Trustee shall be entitled to any such payment, this Security Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of other Secured Obligation secured hereunder, and for the enforcement of such repayment the Trustee shall have every right and remedy provided for enforcement of payment of the Secured Obligations.

         (c) In the event that the Collateral or any part thereof shall now or hereafter become so related to particular real estate that an interest in it may arise under the real estate laws of the state in which such real estate is located, then Debtor shall immediately notify the Trustee of such fact and take all steps and furnish all information, including an opinion of counsel to the Debtor, as the Debtor or its counsel shall reasonably determine is necessary for the purpose of creating or extending (as the case may be) a valid and enforceable lien in such Collateral, including making such additional filings or recordings, at Debtor's expense, as the Debtor or its counsel shall deem necessary or appropriate. The Trustee shall be entitled to conclusively rely on any opinion of counsel to the Debtor provided pursuant to this section. Notwithstanding any other provision of this Security Agreement, the Trustee may, but is not obligated to, request that the Debtor execute and file any financing or continuation statement necessary for the purpose of creating or extending (as the case may be) a valid and enforceable lien in such Collateral.

         7. REMEDIES. (a) After any of the Secured Obligations shall become due and payable, whether by acceleration or otherwise, in addition to any other remedies provided for in any of the agreements relating to any of the Secured Obligations or available under applicable law, the Trustee shall have and may exercise with reference to the Collateral and Secured Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New Jersey (or in such other jurisdictions as any Collateral shall then be located), and as otherwise granted herein or under any other applicable law or under any other agreement executed by the Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and expenses thereby incurred by the Trustee and toward payment of the Secured Obligations (as between the Trustee and Debtor, in such order or manner as the Trustee may elect). Specifically, and without limiting the foregoing, the Trustee, at a place to be designated by the Trustee, shall have the right to take possession of all or any part of the Collateral or any security therefor and of all books, records, papers and documents of Debtor or in Debtor's possession or control relating to the Collateral which are not already in the Trustee's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of the Trustee existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is given in the manner provided in Section 9 hereof at least three (3) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

         (b) After any of the Secured Obligations shall become due, whether by acceleration or otherwise, and at any time after the occurrence of an Event of Default and so long as such Event of Default shall be continuing, the Trustee is expressly granted the right, at its option, to transfer at any time to itself or to its nominee, the Collateral, or any part thereof, and to receive the payments, collections, monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Secured Obligations or to apply it to the principal and interest or other amounts owing on any of the Secured Obligations (as between Trustee and Debtor, in such order or manner as Trustee may elect).

         (c) All rights to marshalling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived by

Debtor to the extent permitted under applicable law.

         (d) All recitals in any instrument of assignment or any other instrument executed by the Trustee incident to the sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by the Trustee or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

         8. INDEMNIFICATION. The Debtor agrees to pay, and, to the extent permitted by law, to indemnify and save the Trustee harmless against, any costs, expenses, losses and liabilities which it may incur in the exercise and performance of its powers and duties hereunder, including, without limitation, any liability relating to any environmental contamination or hazardous discharge, and which are not due to the Trustee's gross negligence or willful misconduct, except to the extent they have already been paid to the Trustee or provision for the payment thereof, satisfactory to the Trustee, has already been made.

         9. GENERAL. (a) NO IMPAIRMENT, ETC. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Secured Obligations and no security taken hereafter as security for payment performance of the Secured Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any part of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released, and this Security Agreement shall continue as a lien, security interest and charge on all of the Collateral not expressly released until all the Secured Obligations secured hereby have been paid or performed in full. Any future assignment of the interest of Debtor in and to any of the Collateral shall not deprive the Trustee of the right to sell or otherwise dispose of or utilize all or any part of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

         (b) LIABILITY FOR DEFICIENCY. This Security Agreement shall not be construed as relieving Debtor from liability on the Secured

Obligations and for any deficiency thereon.

         (c) POWERS OF THE TRUSTEE. In protecting, exercising or assuring its interests, rights and remedies under this Security Agreement, the Trustee may, but shall not be obligated to, receive, open and dispose of mail addressed to Debtor and execute, sign and endorse negotiable and other instruments for the payment of money, documents of title and other evidences of payment, shipment or storage for any form of Collateral or proceeds on behalf of and in the name of Debtor.

         (d) FINANCIAL LIABILITY OF THE TRUSTEE. None of the provisions contained in this Security Agreement shall require the Trustee or any of its officers or directors to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

         (e) SUBROGATION. The Debtor is hereby subrogated to all of Trustee's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

         (f) INSURANCE. Without limiting Debtor's obligations under any of the agreements entered into in connection with the Secured Obligations, if any part of Debtor's Tangibles now or hereafter existing consists of or includes or affects tangible goods of the type which are customarily insured by persons situated similarly to Debtor against loss, casualty, fire damage, theft or other destruction or loss, and if requested by the Trustee, Debtor agrees (at Debtor's expense) to take out and maintain, or to cause same to be taken out and maintained, such insurance with respect to such goods as may reasonably be requested by the Trustee, with the Trustee named as an additional insured and loss payee under such insurance. The Trustee may, but shall not be obligated to, act and is hereby authorized to act, as attorney-in-fact for Debtor in obtaining, adjusting, settling and cancelling such insurance and endorsing any drafts by insurers of such goods, but the Trustee shall not be obligated by this provision so to act; and if, at any time or times, Debtor shall fail to take out or maintain insurance as required under this Security Agreement or under this Section, the Trustee may (but shall not be obligated to), without waiving such default by Debtor, take out or maintain such insurance, and all premiums and other costs paid by the Trustee incident thereto shall be repayable upon demand by the Trustee to the Debtor, with interest thereon from the date expended by the Trustee until repaid at the rate equal to the highest rate of interest permitted by law, and shall be and become a part of the Secured Obligations secured hereby.

(g) NOTICES. Any communications, notice or demand to be given hereunder shall be duly given if in writing (including telecopy communications) and delivered, mailed or telecopied:

                   if to Debtor, at:

                   Rotary Power International, Inc.
                   22 Passaic Street
                   Wood-Ridge, New Jersey 07075
                   Attention:  President
                   if to the Trustee, at:

                  Sentinel Trust Company
                  8122 Sawyer Brown Road, Suite 201

                   Nashville, TN 37221

                   Attention:       Corporate Trust Administration

or, as to any party, to such other address as shall be designated by such party in a prior written notice to each other party similarly given.

         (h) NO DUTY TO PRESERVE COLLATERAL. The Trustee shall not be obligated to take any steps necessary to preserve any rights in the Collateral or in any security therefor against any other party, which obligation Debtor hereby assumes.

         (i) NO WAIVER. No delay or omission on the part of the Trustee in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion. The remedies of the Trustee hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as an election or as a waiver of any of the other remedies of the Trustee provided for herein or by law or otherwise.

         (j) ASSIGNMENT. All rights of the Trustee hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind its successors and assigns.

         (k) GOVERNING LAW. This Security Agreement shall be governed by construed in accordance with the laws of the State of New Jersey, except as required by mandatory provisions of law and except to the extent that the validity or perfection of any of the security interests hereunder, or remedies hereunder, are governed by the laws of a jurisdiction other than the State of New Jersey.

         (l) EXECUTION IN COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Debtor and the Trustee have duly executed and delivered this Security Agreement this 1st day of December, 1997.

                                       ROTARY POWER INTERNATIONAL, INC.

Attest:

                                       By: /s/ Ken Brody
--------------------------                ----------------
                                           Name:   Ken Brody
                                           Title:  President and CEO

                                       SENTINEL TRUST COMPANY

Attest:

                                       By: /s/ D.N. Bates
--------------------------                ----------------
                                           Name:   D.N. Bates
                                           Title:  President

                                                                      SCHEDULE A

[2] Tombstone Fixtures for K&T "Orion"

Bacharach H.D. Fuel Pump Steel Stand

Trash Compactor

Kearney and Trecker "Orion 2300" 4-Axis CNC Horizontal 3-Pallet Changer Machining Center, S/N: 9288033

Over 200 Pieces of #50 Taper Tooling

Parlec Parsetter 220 Tool Pre-Setter, S/N: 20060

42" Blanchard Model 22ACD-42 Rotary Surface Grinder, S/N: 15759, (1989)

Zeiss Model UPMC-850 3-Axis CNC Coordinate Measuring Machine, S/N: 78277

Bendix Model CORDAX 803 Coordinate Measuring Machine, S/N: 2-3204-0680

Hoglund Hydraulic Grinder

30" Rank Model 22-2600 Optical, S/N: T892407

14" Jones and Lamson Model FC-14 Optical Comparator, S/N: 25633

15-1/2" x 30" Monarch Geared Head Engine Lathe, S/N: 42632

25-Ton Dake Model 25T-EL-I- Elec-Draulic H-Frame Shop Press

25-Ton Stenhoj Manual-Operated Hydraulic H-Frame Press

Industrial Machine Washing System, S/N: 88-3761

50-HP Sullair Model 12BS-50H Rotary Screw Type Air Compressor, S/N: 003-73152

Yale Tug Motor

20-HP Powerex Model G1-20 Rotary Screw Type Air Compressor, S/N: 1520673JM

15-HP Powerex Model G1-15 Rotary Screw Type Air Compressor, S/N: 1S153552

Zeks Therm Air Dyer Unit

7-1/2 HP Piston-Type Tank Mounted Air Compressor

Miller 750-AMP Load Bank, S/N: JK632394

Airton Model K696D16133 Resistive Load Bank, S/N: 445

Miller 10-KW Auxillary Power Load Bank, S/N: KA763651

Avtron Load Banks, [1] Power Analyzer Unit

Horiba Emissions Analyzer Systems

Labconco Work Station and Hood

Puffer Hubbard Refrigeration Unit

Puffer Hubbard Model IUF-4013-A-A-E Freezer Unit

Tenney Jr. Bench-Type Environmental Chamber

Lab-Line Imperial IV Model 3470M Lab-Type Oven, S/N: 1287

4,000 Lbs. Capacity 36" x 64" Electric Scissor Lift Table

Delta Model 52-611 6" Belt and 12" Disc Combination Sander, S/N: 93G19386

6" Black & Decker Double End Grinder

6" Baldor Double End Carbide Grinder

Walker Turner Model 2RDA 2" Radial Arm Drill

#7 Greenard Ratchet-Type Arbor Press

#3-1/2 Famco Ratchet-Type Arbor Press

#3-1/2 Greenard Ratchet-Type Arbor Press

Kohler Model 70R7282 75 KVA "Fast Response II" Generator, S/N: 240472

Black and Decker Model N Super Service Valve Refacer, S/N: 1043812

Phoenix Models 300/PP-11 and 900/7 Dry Rod Electrode Stabilizing Ovens

Leco CM-24 Abrasive Cut-Off Saw, S/N: 111 7

Leco BG-200 4" Wide Belt Grinder, S/N: 1871 7

Dow Corning Model LFW-1 friction and Wear Testing Machine

Revolver Portable Hand-Crank Work Holding Units

Tenant Floor Sweeper

Minuteman Floor Scrubber

450-AMP Miller "Delta Weld 450" DC Welder, S/N: JG123671

200-HP General Electric MG Set

Datac Airflow Temperature Control Unit

Brown & Sharpe "Micro-Hite" Digital Height Gauge, S/N: 0766116

Wilson/Rockwell Series 500 Digital Hardness Tester, S/N: 81031511

Fisherscope Type 750C-N2 Coating Thickness Tester, S/N: 129-9554A

Torque Master Model TSD2050 Torque Tester Machine, S/N: 348

Stuhr 12" x 48" Bench Center

                          INCLUDED, BUT NOT LIMITED TO:

Granite Surface Plates up to 30" x 60" x 10" thick, Wiz gauge, pin gauge sets, dividing ID micrometers, OD micrometers, gauges, cadillac height gauge, Torison balancer, Torque wrenches, v-blocks, paralles, reference block calipers, digital micrometers, thickness gauges, depth micrometers, indi-square, hundreds of items.

                          INCLUDED, BUT NOT LIMITED TO:

Miscellaneous Heavy-Duty Adjustable Steel Pallet Racking, die lift trucks, pedestal fans, engine hoist, chain falls, fire extinguishers, workbenches and vises, flame-proof storage cabinets, drills, taps, reamers, shelving, roller conveyor, hose reels, parts bins, material handling carts, hydraulic pallet jacks, rolling stairs, welding curtains, electric chain hoists, milling vises, maple-top workbenches, hand tapper, oil pumps, oil rag cans, Starrett Model 500 MM gauge, precision vises, angle


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plates, crane scales, overhead single beam cranes with chain falls, 360 degrees rotary jib with 2-ton chain fall, plus much more.

Vidmar Stanley Cabinets

[17] Maple-Top Work Benches with Vidmar Cabinet

[2] 16-Drawer Storage Cabinets

9-Drawer Vidmar Storage Cabinets

[21] 11-Drawer Lista Storage Cabinets

[2] 5-Drawer Vidmar Storage Cabinets

Ford Econoline 350 Heavy Duty Van, Vin #: 1FTJE34H1CHA03809


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                       OFFICE FURNITURE AND RELATED ITEMS

                          INCLUDED, BUT NOT LIMITED TO:

4-Drawer and 5-Drawer file cabinets, panasonic phone system with centrey processor, Xerox Model 1065 Copier, graphics plotter, HP Laser Jet Printers, assorted typewriters, executive chairs and desks, catalog binder, refrigerator, large quantity of office partitions, lateral files, formica tables, Epson printer, VCR player, monitors, pull-down view screen, RCA TV, Lectum, conference table and chairs, Xerox 5052 Copier, Executive Conference Table, hundreds of chairs, book cases, assorted PC's, credenzas, card files, cafeteria tables, drafting tables, oak tables, executive chairs and much, much more.





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